                                                                    Exhibit 10.3

                                OMNIBUS AGREEMENT

     THIS OMNIBUS AGREEMENT is entered into on, and effective as of, the Closing Date, among MORIAH PROPERTIES, LTD., a Texas limited partnership ("Moriah"), DAB RESOURCES, LTD., a Texas limited partnership ("DAB Resources"), BROTHERS PRODUCTION PROPERTIES, LTD., a Texas limited partnership ("Brothers"), BROTHERS PRODUCTION COMPANY, INC., a Texas corporation ("Brothers Production"), BROTHERS OPERATING COMPANY, INC., a Texas corporation ("Brothers Operating"), J&W MCGRAW PROPERTIES, LTD., a Texas limited partnership ("J&W Properties"), MBN PROPERTIES LP, a Delaware limited partnership ("MBN Properties"), MBN MANAGEMENT, LLC, a Delaware limited liability company ("MBN Management"), H2K HOLDINGS, LTD., a Texas limited partnership ("H2K"), NEWSTONE GROUP PARTNERS, a Texas general partnership ("Newstone Partners"), NEWSTONE CAPITAL, LP, a Texas limited partnership ("Newstone"), BLACKSTONE INVESTMENTS I, LP, a Texas limited partnership ("Blackstone I"), BLACKSTONE INVESTMENTS II, LP, a Texas limited partnership ("Blackstone II"), TRINITY EQUITY PARTNERS I, LP, a Texas limited partnership ("Trinity"), SHP CAPITAL LP, a Texas limited partnership ("SHP"), LEGACY RESERVES LP, a Delaware limited partnership (the "Partnership"), and LEGACY RESERVES GP, LLC, a Delaware limited liability company (the "General Partner"), for itself and on behalf of the Partnership in its capacity as general partner. The above-named entities are sometimes referred to in this Agreement each as a "Party" and collectively as the "Parties."

                                    RECITALS:

     The Parties desire by their execution of this Agreement to evidence their understanding and agreement with respect to certain matters relating to the formation and governance of the General Partner and the Partnership as more fully set forth in this Agreement.

     In consideration of the premises and the covenants, conditions, and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     1.1 DEFINITIONS.

     (a) Capitalized terms used herein but not defined shall have the meanings given them in the Partnership Agreement.

     (b) As used in this Agreement, the following terms shall have the respective meanings set forth below:

     "Agreement" means this Omnibus Agreement, as it may be amended, modified, or supplemented from time to time in accordance with the terms hereof.

     "Base Units" means that number of Units issued to the Legacy Founders in exchange for the contribution of the Legacy Founders Assets having an aggregate value equal to the Base Value. For purposes hereof, the value of a Unit will be equal to 93.5% of the Offering Price.

     "Base Value" means five (5) times the Initial Period Property Level Cash Flow determined without regard to the Foundation Assets.

     "Blackstone I" has the meaning given such term in the introduction to this Agreement.

     "Blackstone II" has the meaning given such term in the introduction to this Agreement.

     "Board" means the board of directors of the General Partner.

     "Brothers" has the meaning given such term in the introduction to this Agreement.

     "Brothers Group" means Brothers, Brothers Production, Brothers Operating, J&W Properties and each of their respective permitted transferees.

     "Brothers Founders" means Brothers Founders, Ltd., a Texas Limited Partnership.

     "Brothers Operating" has the meaning given such term in the introduction to this Agreement.

     "Brothers Production" has the meaning given such term in the introduction to this Agreement.

     "Change of Control" means, with respect to any Person (the "Applicable Person"), any of the following events: (i) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Applicable Person's assets to any other Person, unless immediately following such sale, lease, exchange or other transfer such assets are owned, directly or indirectly, by the Applicable Person; (ii) the dissolution or liquidation of the Applicable Person; (iii) the consolidation or merger of the Applicable Person with or into another Person pursuant to a transaction in which the outstanding Voting Securities of the Applicable Person are changed into or exchanged for cash, securities or other property, other than any such transaction where (a) the outstanding Voting Securities of the Applicable Person are changed into or exchanged for Voting Securities of the surviving corporation or its parent and (b) the holders of the Voting Securities of the Applicable Person immediately prior to such transaction own, directly or indirectly, not less than a majority of the outstanding Voting Securities of the surviving corporation or its parent immediately after such transaction; and (iv) a "person" or "group" (within the meaning of Sections 13(d) or 14(d)(2) of the Exchange Act) being or becoming the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of more than 50% of all of the then outstanding Voting Securities of the Applicable Person, except in a merger or consolidation that would not constitute a Change of Control under clause (iii) above.

     "Closing Date" means the date of the closing of the private placement of Units.

     "Company Agreement" means the Amended and Restated Company Agreement of Legacy Reserves GP, LLC

     "Conflicts Committee" has the meaning given such term in the Partnership Agreement.

     "Contributing Parties" means the parties contributing assets to the Partnership wholly or partially in exchange for Units as set forth in the Contribution Agreement.

     "Contribution Agreement" is defined in Section 2.1.

     "DAB Resources" has the meaning given such term in the introduction to this Agreement.

     "Director" means a member of the Board.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "FBR" means Friedman, Billings, Ramsey & Co., Inc.

     "Foundation Assets" means the assets acquired by the Partnership in connection with the Offering from the Foundations.

     "Foundations" means Charities Support Foundation, Inc., Moriah Foundation, Inc. and Cary Brown Family Foundation, Inc.

     "Founders Assets" has the meaning given to such term in the Contribution Agreement.

     "Founders Indemnification Obligation" has the meaning given such term in
Section 6.2.

     "Founding Investor" has the meaning given to such term in the Partnership Agreement.

     "General Partner" has the meaning given such term in the introduction to this Agreement.

     "H2K" has the meaning given such term in the introduction to this Agreement.

     "Independent Director" shall have the meaning ascribed to such term in NASD Rule 4200(a)(15).

     "Initial Period Property Level Cash Flow" means the 12 month pro forma amount of property level cash flow from the Legacy Founder Assets and the Foundation Assets as determined in the projections, based on the LaRoche Petroleum Consultants proved developed producing reserve report used in the Offering Memorandum.

     "J&W Properties" has the meaning given such term in the introduction to this Agreement.

     "Legacy Founders" means those Persons actually contributing properties to the Partnership in connection with the Offering, but excluding MBN Properties.

     "Legacy Founders Assets" means the properties contributed to the Partnership by the Legacy Founders.

     "Limited Partners" means limited partners of the Partnership.

     "LTIP" means the Legacy Reserves LP Long-Term Incentive Plan to be adopted by the Partnership on the Closing Date.

     "Marketing Materials" has the meaning given to such term in the Purchase/Placement Agreement.

     "Market Value" means, when used with respect to the Units referred to in
Section 4.1(b), the product of (i) the number of such Units multiplied by (ii) the Offering Price per Unit.

     "MBN Management" has the meaning given such term in the introduction to this Agreement.

     "MBN Properties" has the meaning given such term in the introduction to this Agreement.

     "Member" has the meaning given such term in Section 5.1.

     "Moriah" has the meaning given such term in the introduction to this Agreement.

     "Moriah Group" means Moriah, DAB Resources and each of their respective permitted transferees.

     "Moriah Founders" means Moriah Founders, Ltd., a Texas limited Partnership.

     "Newstone Group" means Newstone, Newstone Partners, Blackstone I, Blackstone II, Trinity, SHP and each of their respective permitted transferees.

     "Newstone Member" means a member of the Newstone Group.

     "Newstone Partners" has the meaning given such term in the introduction to this Agreement.

     "Offering" means the offering of Units by the Partnership pursuant to the Offering Memorandum.

     "Offering Memorandum" means the Offering Memorandum of the Partnership, dated March 6, 2006, relating to the offer and sale of up to 5,250,000 Units.

     "Offering Price" means the gross price at which a Unit is sold in the Offering.

     "Operating Partnership" means Legacy Reserves Operating LP, a Delaware limited partnership, and any successors thereto.

     "Operating Partnership Agreement" means the Limited Partnership Agreement of the Operating Partnership, as it may be amended, supplemented or restated from time to time.

     "Operating Partnership GP" means Legacy Reserves Operating GP LLC, a Delaware limited liability company, and any successors thereto.

     "Partnership" has the meaning given such term in the introduction to this Agreement.

     "Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the Closing Date, as such agreement is in effect on the Closing Date, to which reference is hereby made for all purposes of this Agreement. An amendment or modification to the Partnership Agreement subsequent to the Closing Date shall be given effect for the purposes of this Agreement only if it has received the approval of the Conflicts Committee that would be required, if any, pursuant to Section 7.5 hereof if such amendment or modification were an amendment or modification of this Agreement.

     "Partnership Entities" means the General Partner and each member of the Partnership Group.

     "Partnership Group" means the Partnership, the Operating Partnership and the Operating Partnership GP.

     "Person" means an individual, corporation, partnership, joint venture, trust, limited liability company, unincorporated organization or any other entity.

     "Phantom Units" has the meaning given such term in Section 2.2(c).

     "Primary Units" means Units issued directly by the Partnership in exchange for cash contributions made in connection with the closing of the Offering.

     "Projected Distributed Cash" means the estimated total cash to be distributed to holders of Units over the initial 12 month period as set forth in the Offering Memorandum.

     "Purchase/Placement Agreement" means the Purchase/Placement Agreement dated March 6, 2006, by and among FBR, the Partnership and the other parties thereto.

     "PV-10 Value" means the value of the Founders Assets based on total proved reserves as set forth in the engineering report prepared by LaRoche Petroleum Consultants, Ltd. for the period ended as of September 30, 2005.

     "Reimbursement Ratio" means, with respect to any Founding Investor holding Units, the percentage that such Units bears to the number of Units equal to Total Units minus the Restricted Units.

     "Residual Units" means all Units other than (i) Primary Units and (ii) Restricted Units.

     "Restricted Units" means 52,616 Units to be issued to members of management or other employees of the Partnership or its affiliates under the LTIP in connection with the closing of the Offering.

     "SHP" has the meaning given such term in the introduction to this Agreement

     "Total Units" has the meaning given such term in Section 2.2(a).

     "Trinity" has the meaning given such term in the introduction to this Agreement.

     "Unit" has the meaning given such term in the Partnership Agreement.

     "Voting Securities" means securities of any class of a Person entitling the holders thereof to vote in the election of, or to appoint, members of the board of directors or other similar governing body of the Person.

                                    ARTICLE 2
                    CONTRIBUTION AGREEMENT; ISSUANCE OF UNITS

     2.1 CONTRIBUTION AGREEMENT. Subject to the consummation of the Offering, each of the Parties agrees to enter into, the Contribution, Conveyance and Assumption Agreement among the General Partner, the Partnership, the Operating Partnership GP, the Operating

Partnership and the other parties named therein, substantially in the form attached hereto as Exhibit A (the "Contribution Agreement"), with the number of Units to be issued to each Contributing Party thereunder to be determined as set forth below.

     2.2 DETERMINATION OF TOTAL UNITS AND ALLOCATION OF UNITS AMONG CONTRIBUTING PARTIES. The following procedure will be used for purposes of determining the number of Units to be issued to each Contributing Party.

     (a) On the Closing Date, the number of total Units to be issued by the Partnership upon the closing of the Offering ("Total Units") will be determined and will be equal to the result of (i) Projected Distributed Cash divided by
(ii) the projected per Unit distributions to be paid annually, in each case as set forth in the Offering Memorandum.

     (b) Residual Units will then be determined and will be equal to the difference between (i) Total Units minus (ii) the sum of (A) the Primary Units and (B) the Restricted Units.

     (c) For purposes of determining the number of Residual Units to be issued to each Contributing Party, Residual Units will be tentatively increased by a number of phantom Units ("Phantom Units") equal to the result of (i) the total cash being paid to MBN Properties for its properties pursuant to the Contribution Agreement (equal to the total amount of third party and subordinated debt owed by MBN Properties) divided by (ii) the Offering Price per Unit. This tentative number of Units will then be apportioned among the Contributing Parties in proportion to the PV-10 Value of the Founders Assets being contributed by each Contributing Party. The number of Residual Units to be issued to each Contributing Party will be the number of Units apportioned as provided in the previous sentence, except that in the case of MBN Properties, the number of Units determined for it will be reduced by the number of Phantom Units.

                                    ARTICLE 3
                     FOUNDERS REGISTRATION RIGHTS AGREEMENT

     Subject to the consummation of the Offering, each of the Parties agrees to enter into, the Founders Registration Rights Agreement substantially in the form attached hereto as Exhibit B.

                                    ARTICLE 4
                        RESTRICTIONS ON TRANSFER OF UNITS

     4.1 RESTRICTIONS ON TRANSFER OF UNITS. Notwithstanding the other provisions of this Agreement, each Newstone Member agrees to hold fifty percent (50%) of the total Units owned by it immediately following the closing of the Offering for not less than 30 months following such Closing Date; provided, that, prior to the expiration of such 30 month period:

     (a) if any of Cary D. Brown, Dale A. Brown, Kyle A. McGraw or their respective affiliates, sell all or any portion of their Units in excess of that number of Units equal to the Base Units attributable to them, each Newstone Member may sell all or a portion of its Units in the same proportion without regard to the fifty percent (50%) limitation on transfer;

     (b) each Newstone Member may dispose of a portion of its Units provided that at the time of such disposition it retains ownership of Units having an aggregate fair market value at such time of not less than fifty percent (50%) of the Market Value of the Units owned by it as of the Closing Date;

     (c) if a representative of the Newstone Group is removed from the Board or the other representative(s) on the Board accept the resignation of the Newstone Group representative from the Board, the Newstone Members will be free to dispose of all of such Units; and

     (d) notwithstanding the foregoing, each Newstone Member will be entitled to margin or otherwise pledge all Units held by it.

     With respect to the remaining fifty percent (50%) of the Units held by each Newstone Member, such Units will be freely transferable, subject only to applicable securities laws restrictions or any agreement with any underwriter restricting transfer of such Units.

     The provisions of this Article 4 shall terminate upon a Change of Control of the General Partner or the Partnership.

                                    ARTICLE 5
                     VOTING OF INTERESTS IN GENERAL PARTNER

     5.1 ELECTION OF DIRECTORS. Until the occurrence of an Initial Public Offering (as such term is defined in the Partnership Agreement), each Party hereto that holds an interest in the General Partner ("Member") agrees on behalf of itself and any transferee or assignee of any such interests that it will vote all of such interests for the election of Directors as follows:

     (a) For the election of two individuals as designated by the Moriah Group;

     (b) For the election of one individual designated by the Brothers Group;
and

     (c) For the election of one individual designated by the Newstone Group.

     The parties hereto agree that the initial Directors will be as set forth in the Company Agreement.

     All remaining Directors to be elected by the Members will be Independent Directors. To the extent that the total number of Directors to be elected by the Members are less than four (4), the Moriah Group and the Brothers Group will collectively be entitled to designate 2/3 of such number of Directors and the Newstone Group will be entitled to designate 1/3 of such number of Directors, in each case rounded down to the nearest whole number of Directors.

     A group's right to designate an individual will terminate at such time as no members of such group existing on the date hereof hold any Units.

                                   ARTICLE 6
                            REIMBURSEMENT OF EXPENSES

     6.1 FORMATION EXPENSES

     Pursuant to the Partnership Agreement, the General Partner is entitled to be reimbursed for all direct and indirect expenses it incurs or payments it makes on behalf of the Partnership Group. In anticipation of the formation of the Partnership, the parties agreed to fund expenses relating to such formation through MBN Management on the condition that the Partnership agree to reimburse MBN Management for such expenses upon formation. Accordingly, the Partnership hereby agrees to reimburse MBN Management promptly following closing of the

Offering for all expenses it has incurred in connection with the formation of the Partnership and the Offering in the same manner and to the same extent as if incurred by the General Partner.

     6.2 FOUNDERS INDEMNIFICATION OBLIGATION EXPENSES

     Pursuant to the Sections 7(b) and 7(h) of the Purchase/Placement Agreement, Moriah Founders and Brothers Founders, jointly and severally, agree to indemnify FBR and its affiliates, and other related Persons for certain losses, expenses, liabilities or claims that arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum or Marketing Materials for a period of six months form the Closing Date (the "Founders Indemnification Obligation") with the Indemnification Obligation limited to $17,000,000 and subject to a deductible of $5,000,000. Each of the Parties agrees to reimburse Moriah Founders and Brothers Founders for any payments made by either of them pursuant to the Founders Indemnification Obligation in an amount such that the aggregate amount paid by each Party hereunder with respect to the Founders Indemnification Obligation is in proportion to such Party's Reimbursement Ratio multiplied by the total amounts paid by all parties with respect to the Founders Indemnification Obligations. The Parties agree to cause any transferee of Units who constitutes a Founding Investor but is not a Party to this Agreement to assume the obligations set forth in this Section 6.2

                                    ARTICLE 7
                                  MISCELLANEOUS

     7.1 CHOICE OF LAW; SUBMISSION TO JURISDICTION. This Agreement shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Each Party hereby submits to the jurisdiction of the state and federal courts in the State of Texas and to venue in Texas.

     7.2 NOTICE. All notices or requests or consents provided for or permitted to be given pursuant to this Agreement must be in writing and must be given by depositing same in the United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by telecopier or telegram to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by telegram or telecopier shall be effective upon actual receipt if received during the recipient's normal business hours, or at the beginning of the recipient's next business day after receipt if not received during the recipient's normal business hours. All notices to be sent to a Party pursuant to this Agreement shall be sent to the address set forth below such Party's name on the signature page hereto.

     7.3 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Parties relating to the matters contained herein, superseding all prior contracts or agreements, whether oral or written, relating to the matters contained herein.

     7.4 EFFECT OF WAIVER OR CONSENT. No waiver or consent, express or implied, by any Party to or of any breach or default by any Person in the performance by such Person of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance by such Person of the same or any other obligations of such Person hereunder. Failure on the part of a Party to complain of any act of any Person or to declare any Person in default, irrespective of how long such failure continues, shall not constitute a waiver by such Party of its rights hereunder until the applicable statute of limitations period has run.

     7.5 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties; provided, however, that the Partnership may not, without the prior approval of the Conflicts Committee, agree to any amendment or modification of this Agreement that, in the reasonable discretion of the General Partner, will adversely affect the holders of Units. Each such instrument shall be reduced to writing and shall be designated on its face an "Amendment" or an "Addendum" to this Agreement.

     7.6 ASSIGNMENT; THIRD PARTY BENEFICIARIES. Except as otherwise provided herein, no Party shall have the right to assign its rights or obligations under this Agreement without the consent of the other Parties. Each of the Parties hereto specifically intends that each entity comprising the Limited Partners, the Partnership Entities or the Newstone Group, as applicable, whether or not a Party to this Agreement, shall be entitled to assert rights and remedies hereunder as third-party beneficiaries hereto with respect to those provisions of this Agreement affording a right, benefit or privilege to any such entity.

     7.7 COUNTERPARTS. This Agreement may be executed in any number of counterparts with the same effect as if all signatory Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

     7.8 SEVERABILITY. If any provision of this Agreement or the application thereof to any Person or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     7.9 GENDER, PARTS, ARTICLES AND SECTIONS. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine and neuter, and the number of all words shall include the singular and plural. All references to Article numbers and Section numbers refer to Articles and Sections of this Agreement.

     7.10 FURTHER ASSURANCES. In connection with this Agreement and all transactions contemplated by this Agreement, each Party agrees to execute and deliver such additional documents and instruments and to perform such additional acts as may be necessary or appropriate to effectuate, carry out and perform all of the terms, provisions and conditions of this Agreement and all such transactions.

     7.11 WITHHOLDING OR GRANTING OF CONSENT. Each Party may, with respect to any consent or approval that it is entitled to grant pursuant to this Agreement, grant or withhold such consent or approval in its sole and uncontrolled discretion, with or without cause, and subject to such conditions as it shall deem appropriate.

     7.12 LAWS AND REGULATIONS. Notwithstanding any provision of this Agreement to the contrary, no Party shall be required to take any act, or fail to take any act, under this Agreement if the effect thereof would be to cause such Party to be in violation of any applicable law, statute, rule or regulation.

     7.13 NO RECOURSE AGAINST OFFICERS OR DIRECTORS. For the avoidance of doubt, the provisions of this Agreement shall not give rise to any right of recourse against any officer or director of any Limited Partner, Newstone Member or any Partnership Entity.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Parties have executed this Agreement on, and effective as of, the Closing Date.


                                        MORIAH PROPERTIES, LTD.

                                        By: Moriah Resources, Inc.,
                                            its general partner

                                        By: /s/ Dale A. Brown
                                            ------------------------------------
                                        Name: Dale A. Brown
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1500
                                        Midland, Texas 79701


                                        DAB RESOURCES, LTD.

                                        By: DAB 1999 Corp., its general partner

                                        By: /s/ Dale A. Brown
                                            ------------------------------------
                                        Name: Dale A. Brown
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1500
                                        Midland, Texas 79701


                                        BROTHERS PRODUCTION PROPERTIES, LTD.

                                        By: Brothers Production Company, Inc.,
                                            its general partner

                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701

                                        BROTHERS PRODUCTION COMPANY, INC.

                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701


                                        BROTHERS OPERATING COMPANY, INC.

                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701


                                        J&W MCGRAW PROPERTIES, LTD.

                                        By: Wanda J. McGraw Management, LLC,
                                            its general partner

                                        By: /s/ Kyle A. McGraw
                                            ------------------------------------
                                        Name: Kyle A. McGraw
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701


                                        MBN PROPERTIES LP

                                        By: MBN Management, LLC,
                                            its general partner

                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President and Chief
                                               Financial Officer

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701

                                        MBN MANAGEMENT, LLC


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President and Chief
                                               Financial Officer

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701


                                        H2K HOLDINGS, LTD.

                                        By: H2K Management, LLC,
                                            its general partner

                                        By: /s/ Paul T. Horne
                                            ------------------------------------
                                        Name: Paul T. Horne
                                        Title: President

                                        Address for notice:

                                        303 W. Wall Street, Suite 1500
                                        Midland, Texas 79701


                                        NEWSTONE GROUP PARTNERS

                                        By: Newstone Capital, LP
                                            its managing general partner

                                        By: T&W Management, LLC
                                            its general partner


                                        By: /s/ S. Wil VanLoh, Jr.
                                            ------------------------------------
                                            S. Wil VanLoh, Jr., President


                                        NEWSTONE CAPITAL, LP

                                        By: T&W Management, LLC,
                                            its general partner

                                        By: /s/ S. Wil VanLoh, Jr.
                                            ------------------------------------
                                        Name: S. Wil VanLoh, Jr.
                                        Title: President

                                        Address for notice:

                                        777 Walker, Suite 2530
                                        Houston, Texas 77002

                                        BLACKSTONE INVESTMENTS I, LP

                                        By: Skytop Holdings, LLC,
                                            its general partner

                                        By: /s/ Toby R. Neugebauer
                                            ------------------------------------
                                        Name: Toby R. Neugebauer
                                        Title: President

                                        Address for notice:

                                        2106 Vicksburg Ave.
                                        Lubbock, Texas 79407


                                        BLACKSTONE INVESTMENTS II, LP

                                        By: Skytop Holdings, LLC,
                                            its general partner

                                        By: /s/ Toby R. Neugebauer
                                            ------------------------------------
                                        Name: Toby R. Neugebauer
                                        Title: President

                                        Address for notice:

                                        2106 Vicksburg Ave.
                                        Lubbock, Texas 79407


                                        TRINITY CAPITAL PARTNERS I, LP

                                        By: Trinity Equity Holdings, LLC,
                                            its general partner

                                        By: /s/ S. Wil VanLoh, Jr.
                                            ------------------------------------
                                        Name: S. Wil VanLoh, Jr.
                                        Title: President

                                        Address for notice:

                                        777 Walker, Suite 2530
                                        Houston, Texas 77002

                                        SHP CAPITAL LP

                                        By: SHP Capital Management, LLC,
                                            its general partner

                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President

                                        Address for notice:

                                        2727 Carolina Way
                                        Houston, Texas 77005

                                        LEGACY RESERVES GP, LLC


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President, Chief Financial
                                               Officer and Secretary

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701


                                        LEGACY RESERVES LP

                                        By: Legacy Reserves GP, LLC,
                                            its general partner


                                        By: /s/ Steven H. Pruett
                                            ------------------------------------
                                        Name: Steven H. Pruett
                                        Title: President, Chief Financial
                                               Officer and Secretary

                                        Address for notice:

                                        303 W. Wall Street, Suite 1600
                                        Midland, Texas 79701


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